Exhibit 10.11

FORM OF QUADRA REALTY TRUST, INC.

MANAGER EQUITY PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”), dated as of [                    ], 20[    ], is made by and between Quadra Realty Trust, Inc., a Maryland corporation (the “Company”), and Hypo Real Estate Capital Corporation, a Delaware corporation (the “Optionee”).

WHEREAS, the Company has adopted the Quadra Realty Trust, Inc. Manager Equity Plan (the “Plan”), pursuant to which options may be granted to purchase Stock (as defined in the Plan);

WHEREAS, the Optionee is providing bona fide services to the Company on the date of this Agreement;

WHEREAS, the Company desires to grant to the Optionee a stock option to purchase the number of shares of Stock provided for herein;

NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Grant of Option

(a) Grant of Option. The Company hereby grants to the Optionee an Option to purchase [            ] shares of Stock on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.

(b) Incorporation of Plan. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Optionee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

Section 2. Terms and Conditions of Option

(a) Exercise Price. The price at which the Optionee shall be entitled to purchase shares of Stock upon the exercise of all or any portion of the Option shall be $[            ] per share.

(b) Expiration Date. The Option shall expire at the close of business on the [tenth] anniversary of the date of this Agreement.

(c) Exercisability of Option.

(i) Subject to the other terms of this Agreement regarding the vesting and exercisability of the Option, the Option shall become vested and exercisable as of the dates set forth below for the cumulative percentages of shares of Stock set forth below, provided the Management Agreement is in effect as of each such date:

Date	Percentage of Shares
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

[Performance-based vesting goals, if applicable.]

The Board may, but shall not be required to, provide at any time for the acceleration of the schedule set forth above.

(ii) Notwithstanding any other provision of this Agreement, the Option shall become fully vested and exercisable as of the date on which the Management Agreement is terminated other than for Cause (as defined in the Management Agreement.

(d) Method of Exercise. The Option may be exercised only by written notice in such form as the Company may adopt from time to time, delivered in person or by mail in accordance with Section 3(a) and accompanied by payment therefor or pursuant to such other procedure as the Company may adopt from time to time. The exercise price for Stock subject to the Option may be paid in cash or by an exchange of Stock previously owned by the Optionee, through a “broker cashless exercise” procedure approved by the Board or a combination of the above, in any case in an amount having a combined value equal to such exercise price; provided that the Board may require that any Stock exchanged by the Optionee have been owned by the Optionee for at least six months as of the date of exercise. An Award Agreement may provide that the Optionee may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company. [A minimum of 100 shares of Stock must be purchased upon the exercise of the Option unless a lesser number of shares of Stock so purchased constitutes the total number of shares of Stock then purchasable under the Option.]

(e) Exercise Following Termination of Management Agreement. In the event that the Management Agreement is terminated, that portion of the Option that is not or does not become then exercisable shall immediately terminate and that portion of the Option that is or becomes exercisable at the time of the Optionee’s termination of service shall terminate as follows:

(i) If the Management Agreement is terminated other than for Cause (as defined in the Management Agreement, the Option shall be exercisable for a period of [six months] following such termination, and shall thereafter terminate; and

(ii) If the Optionee’s termination of service to the Company is for Cause, the Option shall terminate in full as of the date of such termination of service.

Notwithstanding the foregoing, no provision in this Section 2(e) shall extend the exercise period of an Option beyond its original term set forth in Section 2(b).

(f) Nontransferability. The Option shall not be transferable by the Optionee.

(g) Rights as a Stockholder. The Optionee shall not be deemed for any purpose to be the owner of any shares of Stock subject to the Option unless, until and to the extent that (i) the Option shall have been exercised pursuant to its terms, (ii) the Company shall have issued and delivered to the Optionee the shares of Stock for which the Option shall have been exercised, and (iii) the Optionee’s name shall have been entered as a stockholder of record with respect to such shares of Stock on the books of the Company.

Section 3. Miscellaneous

(a) Notices. Unless otherwise determined by the Board, any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the [Corporate Counsel of the Company] at the principal office of the Company and, in the case of the Optionee, to Optionee’s [Corporate Counsel].

(b) No Right to Continued Service. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the service of the Company or shall interfere with or restrict in any way the right of the Company, which is hereby expressly reserved, to terminate the Management Agreement for any reason whatsoever, with or without Cause.

(c) Bound by Plan. By signing this Agreement, the Optionee acknowledges that its authorized representative has received a copy of the Plan and has had an opportunity to review the Plan and agrees to bind the Optionee with respect to all the terms and provisions of the Plan.

(d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Optionee and its successors and assigns.

(e) Validity/Invalidity. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

(f) Modifications. No adverse change or modification of any provision of this Agreement shall be valid, and no waiver of any provision of this Agreement shall be valid, unless the same be in writing and signed by the parties hereto.

(g) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

(h) Governing Law. This Agreement and the rights of the Optionee hereunder shall be construed and determined in accordance with the laws of the State of Maryland.

(i) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(j) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the              day of                     , 20    .

QUADRA REALTY TRUST, INC.

By:
Its

HYPO REAL ESTATE CAPITAL CORPORATION

By:
Its

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